Exhibit 99.1

CRISPR THERAPEUTICS ANNOUNCES PROPOSED PUBLIC OFFERING OF COMMON SHARES

ZUG, Switzerland and CAMBRIDGE, Mass., Nov. 19, 2019 (GLOBE NEWSWIRE) — CRISPR Therapeutics (Nasdaq:CRSP), a biopharmaceutical company focused on developing transformative gene-based medicines for serious diseases, today announced that it is commencing an underwritten public offering of 4,250,000 common shares. In addition, the underwriters will have a 30-day option to purchase up to 637,500 additional common shares at the public offering price less the underwriting discount.

Goldman Sachs & Co. LLC, Piper Jaffray & Co. and Jefferies LLC are acting as joint book-running managers for the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering.

The common shares will be offered and sold pursuant to the Company’s previously filed automatically effective shelf registration statement on Form S-3 (File No. 333-227427) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 19, 2018. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering will be made only by means of a prospectus. A copy of the prospectus supplement relating to the offering will be filed with the SEC and may be obtained, when available, from Goldman Sachs & Co. LLC by mail at 200 West Street, New York, NY 10282, Attention: Prospectus Department, by telephone at (866) 471-2526, or by email at prospectus-ny@ny.email.gs.com; from Piper Jaffray & Co., Attn: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by telephone at (800) 747-3924, or by email at prospectus@pjc.com; or from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by telephone at (877) 547-6340, or by email at prospectus_department@jefferies.com.

About CRISPR Therapeutics

CRISPR Therapeutics is a leading gene editing company focused on developing transformative gene-based medicines for serious diseases using its proprietary CRISPR/Cas9 platform. CRISPR Therapeutics AG is headquartered in Zug, Switzerland, with its wholly-owned U.S. subsidiary, CRISPR Therapeutics, Inc., and R&D operations based in Cambridge, Massachusetts, and business offices in London, United Kingdom.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding CRISPR Therapeutics’ anticipated public offering. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release, such as the intended offering terms, are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in CRISPR Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on February 25, 2019, the prospectus supplement related to the public offering and other filings that CRISPR Therapeutics may make with the SEC in the future. Any forward-looking statements contained in this press release represent CRISPR Therapeutics’ views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. CRISPR Therapeutics explicitly disclaims any obligation to update any forward-looking statements.

Investor Contact:

Susan Kim

susan.kim@crisprtx.com

Media Contact:

Jennifer Paganelli

WCG on behalf of CRISPR

347-658-8290

jpaganelli@wcgworld.com

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